SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2002

                                 Indiginet, Inc.
                                 ---------------
             (Exact name of registrant as specified in its charter)


            Florida                  000-29191                 95-0972865
            -------                  ---------                 ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                         Identification Number)

74 478 Highway 11 Suite 372 Palm Desert, CA                   92260
--------------------------------------------                  -----
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code            (760) 423-0282


ITEM 1. Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant's Certifying Accountant.

None.

ITEM 5.  Other Events.

     This amendment is a supplement to our previous Form 8-K filed on November 15, 2001. Attached as exhibits to that filing there were audited financial statements for the years ended


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December 31, 2000 and 1999 for Scottsdale Business Systems,  Inc./Cyberspeedway.
We erroneously failed to include the auditor's report. We have attached that report dated October 8, 2001 to this amendment.

ITEM 6.  Resignations of Registrant's Director's

None.

ITEM 7.  Financial Statements and Exhibits.

Exhibit 1 -  Independent  Auditor's  Report  for  Scottsdale  Business  Systems,
             Inc./Cyberspeedway

ITEM 8.  Change in Fiscal Year.

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 INDIGINET, INC.

                                                               /s/ Jeffrey Black
                                                               -----------------
                                          Jeffrey Black, Chief Executive Officer

                                                                  Date: 04/05/02



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